EXHIBIT 10.3 (1)
Execution Version

INCREMENTAL AND AMENDMENT AND RESTATEMENT AGREEMENT
This INCREMENTAL AND AMENDMENT AND RESTATEMENT AGREEMENT, dated as of November 7, 2016 (this “Agreement”), is entered into by and among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company (the “Borrower”), BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA (“GS Bank”), as administrative agent (in such capacity, the “Existing Administrative Agent”), Swing Line Lender and L/C Issuer, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as successor administrative agent (in such capacity, the “Successor Administrative Agent” and, together with the Existing Administrative Agent, the “Administrative Agents”) and L/C Issuer, and each Incremental Term Lender (as defined below) party hereto and amends and restates the Credit Agreement, dated as of January 30, 2013, by and among the Borrower, Holdings, GS Bank, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time (as amended by Amendment No. 1 to Credit Agreement, dated as of November 19, 2014, the Incremental Joinder to Credit Agreement, dated as of December 9, 2014 and the Extension and Incremental Amendment, dated as of January 26, 2016, the “Existing Credit Agreement”). The Credit Agreement as amended and restated by this Agreement is referred to herein as the “Amended and Restated Credit Agreement”. Capitalized terms not otherwise defined in this Agreement have the meanings ascribed to such terms in the Existing Credit Agreement.
W I T N E S S E T H:
WHEREAS, pursuant to the Existing Credit Agreement, the Term Lenders have made Term B Loans and Term B-1 Loans (such loans outstanding immediately prior to the effectiveness of this Agreement, collectively, the “Existing Term Loans”) to the Borrower;
WHEREAS, in accordance with Section 2.16 of the Existing Credit Agreement, the Borrower has notified the Existing Administrative Agent that it is requesting that the persons listed on Schedule 1 hereto (the “Incremental Term Lenders”) commit to provide Incremental Term Loans to the Borrower under the Existing Credit Agreement in an aggregate principal amount equal to (a) $925,000,000, which will be available on the Effective Date (as defined below) (the “Effective Date Incremental Term Loans”) and (b) $200,000,000, which will be available on a delayed draw basis (the “Delayed Draw Incremental Term Loans” and, together with the Effective Date Incremental Term Loans, the “Incremental Term Loans”) on the Delayed Draw Funding Date (as defined below) on the terms and conditions set forth in this Agreement (it being understood that upon the funding of the Effective Date Incremental Term Loans and the Delayed Draw Incremental Term Loans, such Incremental Term Loans shall constitute a single Class of Loans for all purposes of the Amended and Restated Credit Agreement);
WHEREAS, the proceeds of the Effective Date Incremental Term Loans will be used to prepay in full the Existing Term Loans and all accrued and unpaid interest thereon and all related fees and expenses, and the proceeds of the Delayed Draw Incremental Term Loans will be used for general corporate purposes, including acquisitions;
WHEREAS, the Incremental Term Lenders are willing to provide the Incremental Term Loans to the Borrower pursuant to the terms and subject to the conditions set forth herein;
WHEREAS, the Borrower has requested that, immediately after the making of the Effective Date Incremental Term Loans, the Existing Credit Agreement be amended and restated, in the form attached hereto as Exhibit A, to provide for the modification of certain covenants and other provisions as reflected in the Amended and Restated Credit Agreement; and

WHEREAS, with respect to such Incremental Term Loans and this Agreement, JPMCB, Barclays Bank PLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated have been appointed to act as joint lead arrangers and joint bookrunners (collectively, the “Arrangers”) and Bank of America, N.A. and Barclays Bank PLC have been appointed to act as co-syndication agents.
NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:

EXHIBIT 10.3 (1)

SECTION 1. Incremental Amendment.

(a)This Section 1 constitutes an “Incremental Amendment” pursuant to which each Incremental Term Lender commits to make, severally but not jointly, to the Borrower (i) Effective Date Incremental Term Loans on the Effective Date in a principal amount not exceeding the amounts set forth opposite such Incremental Term Lender’s name under the heading “Effective Date Incremental Term Commitment” on Schedule 1 hereto (each, an “Effective Date Incremental Term Commitment”) and (ii) Delayed Draw Incremental Term Loans on the Delayed Draw Funding Date in a principal amount not exceeding the amounts set forth opposite such Incremental Term Lender’s name under the heading “Delayed Draw Incremental Term Commitment” on Schedule 1 hereto (each, a “Delayed Draw Incremental Term Commitment” and, together with the Effective Date Incremental Term Commitments, the “Incremental Term Commitments”). Once funded, the Effective Date Incremental Term Loans and the Delayed Draw Incremental Term Loans shall be deemed to be a single Class for all purposes under the Amended and Restated Credit Agreement. The aggregate principal amount of the Effective Date Incremental Term Commitments of all Incremental Term Lenders as of the date of this Agreement is $925,000,000. The aggregate principal amount of the Delayed Draw Incremental Term Commitments of all Incremental Term Lenders as of the date of this Agreement is $200,000,000. Unless previously terminated, the Effective Date Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the date of initial funding of the Effective Date Incremental Term Loans. Unless previously terminated, the Delayed Draw Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the earlier of (x) the making of the Delayed Draw Incremental Term Loans on the Delayed Draw Funding Date and (y) the date that is three months after the Effective Date.

(b)Amounts borrowed under this Section 1 and repaid or prepaid may not be reborrowed. Incremental Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided in the Existing Credit Agreement and the Amended and Restated Credit Agreement.

(c)The Borrower shall use the proceeds of (i) the Effective Date Incremental Term Loans (A) to prepay in full, on the Effective Date, the outstanding principal amount of the Existing Term Loans, together with any accrued but unpaid interest and fees thereon and (B) to pay all fees, costs and expenses incurred or payable by the Borrower in connection with the foregoing and with the execution and delivery of this Agreement by each person party hereto, the satisfaction and/or waiver of the conditions to the effectiveness hereof and the consummation of the transactions contemplated hereby (including the borrowing of the Incremental Term Loans and the amendment and restatement of the Existing Credit Agreement) and (ii) the Delayed Draw Incremental Term Loans (A) for general corporate purposes, including acquisitions and (B) to pay all fees, costs and expenses incurred or payable by the Borrower in connection with the foregoing.

(d)Notwithstanding anything herein (including Sections 1(a) and 1(c) hereof) or in the Existing Credit Agreement to the contrary, (i) each Incremental Term Lender holding an Existing Term Loan immediately prior to the Effective Date (each such Incremental Term Lender, an “Existing Lender”) that delivers to the Successor Administrative Agent an executed cashless roll election form shall be deemed to have made to the Borrower an Effective Date Incremental Term Loan on the Effective Date in an amount (such Existing Lender’s “Cashless Roll Amount”) equal to the lesser of (A) the aggregate principal amount of the Existing Term Loan held by such Existing Lender immediately prior to the Effective Date (such Existing Lender’s “Existing Term Loan Amount”) and (B) such Existing Lender’s Effective Date Incremental Term Commitment; provided that if such Existing Lender’s Effective Date Incremental Term Commitment exceeds such Existing Lender’s Existing Term Loan Amount, then such Existing Lender shall be required to make an Effective Date Incremental Term Loan to the Borrower on the Effective Date in accordance with Section 1(a) hereof in an aggregate principal amount equal to such excess, and (ii) the Borrower shall be deemed to have prepaid, on the Effective Date, an amount of the Existing Term Loan of each Existing Lender in an aggregate principal amount equal to the lesser of (A) such Existing Lender’s Existing Term Loan Amount and (B) such Existing Lender’s Effective Date Incremental Term Commitment; provided that (1) if such Existing Lender’s Existing Term Loan Amount exceeds such Existing Lender’s Effective Date Incremental Term Commitment, then the Borrower shall be required to prepay in full, on the Effective Date in accordance with Section 1(c) hereof, the outstanding principal amount of the Existing Term Loan of such Existing Lender not deemed to be prepaid pursuant to this clause (ii) and (2) notwithstanding the operation of this clause (ii), the Borrower shall be required to pay to such Existing

EXHIBIT 10.3 (1)

Lender, on the Effective Date, all accrued but unpaid interest and fees on the outstanding principal amount of the Existing Term Loans of such Existing Lender immediately prior to the Effective Date.

SECTION 2. Consent to Resignation of Existing Administrative Agent and Appointment of Successor Administrative Agent

(a)The Successor Administrative Agent, each Incremental Term Lender and the Borrower, by delivering its signature page to this Agreement, shall be deemed to have consented to: (i) the resignation of the Existing Administrative Agent and the waiver of the notice period in respect of such resignation in Section 9.09 of the Existing Credit Agreement, (ii) the resignation of GS Bank as Swing Line Lender and L/C Issuer, (iii) the resignation of GS Bank as Collateral Agent and (iv) the waiver of the notice period and the requirement to have identified a successor Swing Line Lender and L/C Issuer in Section 10.07(j) of the Existing Credit Agreement in connection with GS Bank’s resignation as Swing Line Lender and L/C Issuer.

(b)Each Incremental Term Lender, by delivering its signature page to this Agreement, shall be deemed to have agreed to appoint JPMCB as Successor Administrative Agent pursuant to Section 9.09 of the Existing Credit Agreement to be effective immediately following the resignation of the Existing Administrative Agent.

(c)The Borrower, by delivering its signature page to this Agreement, shall be deemed to have consented to the appointment of the Successor Administrative Agent pursuant to Section 9.09 of the Existing Credit Agreement and to have agreed to appoint JPMCB as L/C Issuer pursuant to Section 10.07(j), in each case, to be effective immediately following the resignation of the Existing Administrative Agent.
SECTION 3. Amendment and Restatement of the Existing Credit Agreement
(a)    Effective immediately following the transactions contemplated by Sections 1 and2 hereof, the Existing Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit A. Each of Schedule 2.01 and Schedule 10.02 to the Existing Credit Agreement is replaced by the applicable Schedule having the same designation attached to the Amended and Restated Credit Agreement.

(b)    Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, (i) on the Effective Date, (A) the term “Term B Loans” shall be deemed to refer to the Effective Date Incremental Term Loans and (B) the Incremental Term Lenders shall have all of the rights and obligations of a “Term B Lender” as set forth therein and (ii) on the Delayed Draw Funding Date, the Effective Date Incremental Term Loans and the Delayed Draw Incremental Term Loans shall constitute the same Class of Loans for all purposes of the Amended and Restated Credit Agreement and the term “Term B Loans” shall be deemed to include the Delayed Draw Incremental Term Loans.

(c)    Each Incremental Term Lender, by delivering its signature page to this Agreement, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, the Required Lenders or any other Lenders, as applicable, on the Effective Date (and after giving effect to the amendment and restatement of the Existing Credit Agreement).
SECTION 4. Conditions Precedent to the Effectiveness of the Agreement
(a)    This Agreement shall become effective on the date when each of the following conditions precedent shall have been satisfied or waived (the “Effective Date”):

(i)The Existing Administrative Agent shall have received from the Borrower an Incremental Loan Request with respect to the Incremental Term Loans pursuant to Section 2.16 of the Existing Credit Agreement;

(ii)The Successor Administrative Agent shall have received each of the following, each dated the Effective Date:

EXHIBIT 10.3 (1)

(1)this Agreement, duly executed by the Borrower, GS Bank, in its capacity as the Existing Administrative Agent, Swing Line Lender and L/C Issuer, JPMCB in its capacity as the Successor Administrative Agent and L/C Issuer and the Incremental Term Lenders;

(2)a successor agent agreement, duly executed by the Borrower, GS Bank, in its capacity as the Existing Administrative Agent, Swing Line Lender and L/C Issuer and JPMCB in its capacity as the Successor Administrative Agent and L/C Issuer, in form and substance reasonably satisfactory to each party thereto;

(3)a written opinion of Ropes & Gray LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Successor Administrative Agent;

(4)certificates of good standings from the applicable secretary of state of the state of organization of each Loan Party, certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Successor Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Effective Date;

(5)the Reaffirmation Agreement, duly executed by each Loan Party in the form attached hereto as Exhibit B;

(6)a certificate attesting to the Solvency of the Borrower and its Restricted Subsidiaries (taken as a whole) on the Effective Date after giving effect to the transactions contemplated by this Agreement, including the making of the Incremental Term Loans and the application of the proceeds therefrom, from the chief financial officer of the Borrower; and

(7)a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in Section 5 (Representations and Warranties) and clauses (a)(iii) and (a)(iv) below;

(iii)     no Default or Event of Default shall exist or would exist after giving effect to this Agreement, including from the making of the Incremental Term Loans and the application of the proceeds therefrom;

(iv)    the representations and warranties of each Loan Party set forth in Article V of the Existing Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(v)    the Borrower shall have paid: (i) all amounts referred to in Section 6 (Fees and Expenses) of this Agreement that have been invoiced to the Borrower at least three (3) Business Days prior to the Effective Date (or as otherwise reasonably agreed by the Borrower), and (ii) to each Incremental Term Lender, the closing fee set forth in Section 2.10(d) of the Amended and Restated Credit Agreement; and

(vi)    the Borrower shall have provided to the Successor Administrative Agent at least two (2) days prior to the Effective Date (or such shorter period as the Successor Administrative Agent may agree in its sole discretion), all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Successor Administrative Agent at least five (5) Business Days prior to the Effective Date.

EXHIBIT 10.3 (1)

The Successor Administrative Agent shall notify the Borrower and the Incremental Term Lenders of the Effective Date and such notice shall be conclusive and binding.
(b)    The obligations of the Incremental Term Lenders to make the Delayed Draw Incremental Term Loans shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Delayed Draw Funding Date”):

(i)the Effective Date shall have occurred;

(ii)the Successor Administrative Agent shall have received a Committed Loan Notice in accordance with Section 2.02(a) of the Amended and Restated Credit Agreement with respect to the borrowing of the Delayed Draw Incremental Term Loans in a single draw;

(iii)no Default or Event of Default shall exist or would exist after giving effect to the making of the Delayed Draw Incremental Term Loans and the application of the proceeds therefrom;

(iv)the representations and warranties of each Loan Party set forth in Article V of the Amended and Restated Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Delayed Draw Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(v)a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in clause (b)(iii) and (b)(iv) above;

(vi)the Borrower shall have provided to the Successor Administrative Agent at least two (2) days prior to the Delayed Draw Funding Date (or such shorter period as the Successor Administrative Agent may agree in its sole discretion), all documentation and other information about the Borrower and the Guarantors (including, for the avoidance of doubt, any entities have became Guarantors after the Effective Date or will become a Guarantor after giving effect to the borrowings on the Delayed Draw Funding Date and the use of proceeds thereof) required under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act, that has been requested by the Successor Administrative Agent at least five (5) Business Days prior to the Delayed Draw Funding Date; and

(vii) the Administrative Agent shall have received payment of all accrued and unpaid Delayed Draw Commitment Fees (as defined in the Amended and Restated Credit Agreement), if any.
SECTION 5. Representations and Warranties
On and as of the Effective Date, the Borrower hereby represents and warrants that (a) this Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, and the Amended and Restated Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, (b) after giving effect to the incurrence of the Incremental Term Loans and the application of proceeds therefrom on the Effective Date (and assuming for this purpose that the Delayed Draw Incremental Term Loans are funded on the Effective Date), the aggregate amount of the Incremental Term Loans shall not exceed the Available Incremental Amount (as provided in Section 2.16(d)(iv) of the Existing Credit Agreement) and (c) no Default or Event of Default shall exist or would exist after giving effect to this Agreement, including from the making of the Incremental

EXHIBIT 10.3 (1)

Term Loans and the application of the proceeds therefrom. For the avoidance of doubt, the Borrower shall not be required to comply with the requirement of Section 2.16(d)(iv)(B) of the Amended and Restated Credit Agreement in connection with the funding of the Delayed Draw Incremental Term Loans.

SECTION 6. Fees and Expenses
The Borrower shall pay (a) in accordance with the terms of Section 10.04 of the Existing Credit Agreement all costs and expenses of the Administrative Agents in connection with the preparation, negotiation, syndication, execution and delivery of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agents with respect thereto) and (b) any other fees separately agreed between the Borrower and any of the Arrangers.
SECTION 7. Reallocation and Reference to the Effect on the Loan Documents
(a)    As of the Effective Date, (i) each reference in the Amended and Restated Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Amended and Restated Credit Agreement and (ii) each Person executing this Agreement in its capacity as an Incremental Term Lender shall become a “Lender”, a “Term Lender” and a “Term B Lender” under the Amended and Restated Credit Agreement for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents and shall be bound by the provisions of the Amended and Restated Credit Agreement as a Lender holding Term B Loans.
(b)    From and after the Effective Date, unless the context shall otherwise require, all references in any Loan Document to GS Bank as Administrative Agent or Collateral Agent shall be deemed to refer to JPMCB as Administrative Agent or Collateral Agent, as applicable.
(c)    The Borrower hereby reaffirms all its liens and other obligations granted or incurred pursuant to the Loan Documents, all of which liens and obligations shall remain in full force and effect (as amended and otherwise expressly modified by this Agreement).
(d)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(e)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(f)    This Agreement is a Loan Document.

SECTION 8. Execution in Counterparts
This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. FATCA Treatment
For purposes of determining withholding Taxes imposed under FATCA, from and after the Effective Date, the Borrower and the Successor Administrative Agent shall treat (and the Incremental Term Lenders hereby authorize the Successor Administrative Agent to treat) the Incremental Term Loans as not qualifying as a

EXHIBIT 10.3 (1)

"grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
SECTION 10. Governing Law
This Agreement shall be governed by and construed in accordance with the law of the State of New York.
SECTION 11. Section Titles
The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error.
SECTION 12. Notices
All communications and notices hereunder shall be given as provided in the Amended and Restated Credit Agreement.
SECTION 13. Severability
In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 14. Successors
The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the Existing Credit Agreement.
SECTION 15. Waiver of Jury Trial
EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.3 (1)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, as of the date first written above.

Signature Pages on file with the Administrative Agent.

[Signature Page to Incremental and Amendment and Restatement Agreement]

EXHIBIT 10.3 (1)

Exhibit A

Form of Amended and Restated Credit Agreement

Please see Exhibit No. 10.3 (2) to the Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the SEC.

EXHIBIT 10.3 (1)

Exhibit B
REAFFIRMATION AGREEMENT
Each of the undersigned hereby acknowledges the terms of the Incremental and Amendment and Restatement Agreement, dated as of the date hereof (the “Agreement”), which amends and restates the Credit Agreement, dated as of January 30, 2013 (as amended by the Amendment No. 1 to Credit Agreement, dated as of November 19, 2014, the Incremental Joinder to Credit Agreement, dated as of December 9, 2014, and the Extension and Incremental Amendment, dated as of January 26, 2016 the “Existing Credit Agreement” and as amended and restated by the Agreement, the “Amended and Restated Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Existing Credit Agreement), by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time) and consents to the terms of the Agreement, including the transactions contemplated thereby, and the Amended and Restated Credit Agreement and the transactions contemplated thereby. Each of the undersigned hereby further (a) affirms and confirms its respective guarantees, obligations, liabilities and liens granted or incurred by it under the Loan Documents and (b) agrees that, notwithstanding the effectiveness of the Agreement and the transactions contemplated thereby, each such guarantees, obligations, liabilities and liens shall continue to be in full force and effect in accordance with the terms thereof.
This acknowledgment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Amended and Restated Credit Agreement.
The terms of the Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
This acknowledgment shall be governed by and construed in accordance with the law of the State of New York.
This acknowledgment is a Loan Document.
Dated as of November 7, 2016.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 10.3 (1)

Acknowledged and agreed as of the date of the Agreement:

BRIGHT HORIZONS FAMILY SOLUTIONS LLC
BRIGHT HORIZONS CAPITAL CORP.
BRIGHT HORIZONS LLC
BRIGHT HORIZONS CHILDREN’S CENTERS LLC
CORPORATE FAMILY SOLUTIONS LLC
RESOURCES IN ACTIVE LEARNING
HILDEBRANDT
LEARNING CENTERS, LLC
By:
Name:
Title:

EXHIBIT 10.3 (1)

Schedule 1

Commitments

On file with the Administrative Agent.